                                                                    EXHIBIT 99.2


                   MONARCH DENTAL CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001
                                   (Unaudited)

                                                                   Disposal of          Sale          Pro Forma
                                                   Historical    Subsidiaries(a)   Transaction(b) September 30, 2001
                                                  ------------   ---------------   -------------- ------------------
                                                                      ASSETS

Current assets:
   Cash and cash equivalents                      $  5,257,879   $      (442,128)  $           --  $      4,815,751
   Accounts receivable, net                         17,784,460        (1,884,143)              --        15,900,317
   Prepaid expenses and other current assets         4,184,287           (75,911)         150,000         4,258,376
                                                  ------------   ---------------   --------------  ----------------
        Total current assets                        27,226,626        (2,402,182)         150,000        24,974,444
Property and equipment, net                         14,934,283        (2,685,976)              --        12,248,307
Goodwill, net                                      124,225,843        (7,765,873)              --       116,459,970
Other assets                                           199,040           (35,489)              --           163,551
                                                  ------------   ---------------   --------------  ----------------
       Total assets                               $166,585,792   $   (12,889,520)  $      150,000  $    153,846,272
                                                  ============   ===============   ==============  ================

                                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                               $  2,559,751   $      (598,957)  $           --  $      1,960,794
   Accrued payroll                                   3,961,827          (890,498)              --         3,071,329
   Accrued liabilities                               4,906,428          (191,094)              --         4,715,334
   Income tax payable                                  326,089             2,515               --           328,604
   Payable to affiliated dental group practices      5,499,600                --               --         5,499,600
   Current maturities of notes payable and
      capital lease obligations, net                78,155,104           (17,603)      (9,300,000)       68,837,501
                                                  ------------   ---------------   --------------  ----------------
        Total current liabilities                   95,408,799        (1,695,637)      (9,300,000)       84,413,162
Deferred income taxes                                1,113,864                --               --         1,113,864
Notes payable                                          276,412                --               --           276,412
Capital lease obligations                              338,737          (209,137)              --           129,600
Other liabilities                                    2,054,972           (25,833)              --         2,029,139
                                                  ------------   ---------------   --------------  ----------------
        Total liabilities                           99,192,784        (1,930,607)      (9,300,000)       87,962,177
Minority interest in consolidated subsidiaries         470,772            (1,894)              --           468,878
Commitments and Contingencies
Stockholders' equity:
Preferred Stock                                             --                --               --                --
Common Stock                                            21,669                --               --            21,669
Additional paid-in capital                          67,522,281        (6,427,519)       6,427,519        67,522,281
Accumulated other comprehensive loss                  (451,395)               --               --          (451,395)
Retained earnings (deficit)                           (170,319)       (4,529,500)       3,022,481        (1,677,338)
                                                  ------------   ---------------   --------------  ----------------
        Total stockholders' equity                  66,922,236       (10,957,019)       9,450,000        65,415,217
                                                  ------------   ---------------   --------------  ----------------
        Total liabilities and stockholders'
           equity                                 $166,585,792   $   (12,889,520)  $      150,000  $    153,846,272
                                                  ============   ===============   ==============  ================


              The accompanying notes are an integral part of these
                  pro forma consolidated financial statements

                   MONARCH DENTAL CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001
                                   (Unaudited)

                                                               Disposal of                           Pro Forma
                                               Historical    Subsidiaries(a)   Adjustments      September 30, 2001
                                              ------------   ---------------   -----------      ------------------
Patient revenue, net                          $160,220,573   $   (18,597,801)  $        --      $      141,622,772
Operating expenses:
      Provider salaries and benefits            54,861,378        (6,899,368)           --              47,962,010
      Clinical and other salaries and
          benefits                              43,312,457        (4,913,000)           --              38,399,457
      Dental supplies                            7,968,982          (999,835)           --               6,969,147
      Laboratory fees                            8,522,406          (395,739)           --               8,126,667
      Occupancy                                  8,017,635          (888,251)           --               7,129,384
      Advertising                                1,611,346           (46,299)           --               1,565,047
      Other operating expenses                  19,063,048        (1,961,793)           --              17,101,255
      Strategic alternative costs                  317,447                --            --                 317,447
      Depreciation and amortization              8,293,924          (737,384)           --               7,556,540
                                              ------------   ---------------   -----------      ------------------
                                               151,968,623       (16,841,669)           --             135,126,954
                                              ------------   ---------------   -----------      ------------------
Operating income                                 8,251,950        (1,756,132)           --               6,495,818
Interest expense, net                            7,670,518           (14,848)     (694,408)(c)           6,961,262
Minority interest in consolidated
      subsidiaries                                 118,065            (2,224)           --                 115,841
                                              ------------   ---------------   -----------      ------------------
Income (loss) before income taxes                  463,367        (1,739,060)      694,408                (581,285)
Income taxes                                       636,656           (29,895)     (464,411)(d)             142,350
                                              ------------   ---------------   -----------      ------------------
Net loss                                      $   (173,289)  $    (1,709,165)  $ 1,158,819      $         (723,635)
                                              ============   ===============   ===========      ==================
Net loss per common share                     $      (0.08)                                     $            (0.33)
                                              ============                                      ==================
Net loss per common share -
      assuming dilution                       $      (0.08)                                     $            (0.33)
                                              ============                                      ==================
Weighted average number of common shares
      outstanding                                2,162,353                                               2,162,353
                                              ============                                      ==================
Weighted average number of common and common
      equivalent shares outstanding              2,162,353                                               2,162,353
                                              ============                                      ==================

         The accompanying notes are an integral part of these pro forma consolidated financial statements.

                   MONARCH DENTAL CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)


                                                                Disposal of                            Pro Forma
                                                 Historical   Subsidiaries(a)     Adjustments      December 31, 2000
                                                ------------  ---------------     -----------      ------------------
Patient revenue, net                            $211,338,687  $   (24,033,776)    $        --      $      187,304,911
Operating expenses:
      Provider salaries and benefits              70,483,859       (9,266,630)             --              61,217,229
      Clinical and other salaries and benefits    56,656,344       (5,881,326)             --              50,775,018
      Dental supplies                             10,533,829       (1,379,800)             --               9,154,029
      Laboratory fees                             11,068,194         (471,278)             --              10,596,916
      Occupancy                                   10,265,129       (1,118,436)             --               9,146,693
      Advertising                                  2,684,003          (85,121)             --               2,598,882
      Other operating expenses                    24,692,722       (3,465,513)             --              21,227,209
      Strategic alternative costs                  2,347,350               --              --               2,347,350
      Depreciation and amortization               11,110,359         (920,149)             --              10,190,210
                                                ------------  ---------------     -----------      ------------------
                                                 199,841,789      (22,588,253)             --             177,253,536
                                                ------------  ---------------     -----------      ------------------
Operating income                                  11,496,898       (1,445,523)             --              10,051,375
Interest expense, net                             10,526,580          (14,460)       (960,441)(c)           9,551,679
Minority interest in consolidated subsidiaries       278,532           (7,020)             --                 271,512
                                                ------------  ---------------     -----------      ------------------
Income (loss) before income taxes                    691,786       (1,424,043)        960,441                 228,184
Income taxes                                       1,173,612          (17,288)       (254,260)(d)             902,064
                                                ------------  ---------------     -----------      ------------------
Net loss                                        $   (481,826) $    (1,406,755)    $ 1,214,701      $         (673,880)
                                                ============  ===============     ===========      ==================
Net loss per common share                       $      (0.22)                                      $            (0.31)
                                                ============                                       ==================
Net loss per common share-
      assuming dilution                         $      (0.22)                                      $            (0.31)
                                                ============                                       ==================
Weighted average number of common shares
      outstanding                                  2,145,678                                                2,145,678
                                                ============                                       ==================
Weighted average number of common and common
      equivalent shares outstanding                2,145,678                                                2,145,678
                                                ============                                       ==================


         The accompanying notes are an integral part of these pro forma consolidated financial statements.

                   MONARCH DENTAL CORPORATION AND SUBSIDIARIES

         NOTES TO PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


         The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 and Pro Forma Consolidated Statements of Income for the nine months ended September 30, 2001 and the year ended December 31, 2000 have been prepared by Monarch Dental Corporation's management. The pro forma Consolidated Financial Statements are based on certain assumptions and adjustments described below.

         The Pro Forma Condensed Consolidated Balance Sheet reflects the sale transaction as if it had occurred as of September 30, 2001. The Pro Forma Consolidated Statements of Income for the nine months ended September 30, 2001 and the year ended December 31, 2000 were prepared as if the sale transaction had been completed at January 1, 2001 and January 1, 2000, respectively. The Pro Forma Consolidated Financial Statements contain the following assumptions and adjustments:

         (a) Disposal of subsidiaries represents Monarch Dental Corporation's (the "Company") Wisconsin operations, including one office in Minnesota. The Wisconsin operations consisted of Midwest Dental Care, Mondovi, Inc., Midwest Dental Care, Sheboygan, Inc., Midwest Dental Management, Inc. and a 79% interest in Midwest Dental Plan, Ltd. All the entries represent elimination from the reported results for the sold subsidiaries.

         (b) The sale transaction was completed by the Company on December 31, 2001 to Midwest Dental, Inc., a company formed by the investment firm of Bayview Capital Partners LP and the current management personnel of the Wisconsin operations. Under the terms of the Stock Purchase Agreement, the sale price for this transaction was approximately $9.7 million in cash, of which approximately $9.5 million was paid at closing and $150,000 was placed in escrow for eighteen-months to satisfy potential indemnification claims. This transaction is also subject to a post-closing purchase price adjustment based upon a determination of the actual working capital of the Wisconsin operations at closing. Monarch used $9.3 million of the sales proceeds from this transaction to repay indebtedness under its existing credit facility.

              Sale proceeds, gross                   $ 9,661,337
              Escrow amount                             (150,000)
              Sale expenses                             (211,337)
                                                     -----------
              Sale proceeds, net                     $ 9,300,000
                                                     ===========
              Eliminate additional paid-in-capital   $ 6,427,519
                                                     ===========
              Midwest Dental retained earnings       $ 4,529,500
              Loss on sale of subsidiary              (1,507,019)
                                                     -----------
              Eliminate retained earnings            $ 3,022,481
                                                     ===========

                  Due to its nonrecurring nature, the loss on sale of subsidiary is not included in the accompanying consolidated statements of income for the nine months ended September 30, 2001 and the year ended December 30, 2000.

         (c) Interest expense was adjusted to reflect the reduction of existing credit facility for the sale proceeds that the Company had received for the paydown as follows:

                     Nine months ended September 30, 2001               $   694,408

                     Year ended December 31, 2000                       $   960,441


         (d) Income tax expense was calculated based on an effective tax rate of 42% (34% federal statutory income tax rate and 8% Wisconsin state income tax rate) as if the Company's Wisconsin operations were taxed separately. The adjustments calculated for the nine months ended September 30, 2001 and the Year ended December 31, 2000 were decreased by the amount of income taxes recorded for Midwest Dental Plan, Ltd. in the subsidary's statement of income. Income tax expense was further offset by increased income tax related to the adjustment for lower interest expense. The loss on sale of subsidiaries is not deductible for tax purposes.

                                                          Nine Months Ended          Year Ended
                                                          September 30, 2001      December 31, 2000
                                                         --------------------    --------------------
              Income before income taxes                 $          1,739,060    $          1,424,043
              Effective tax rate                                           42%                     42%
                                                         --------------------    --------------------
              Income tax expense                                      730,405                 598,098
              Less: taxes recorded on subsidiary                       29,895                  17,288
              Less: tax on interest expense adjustment                236,099                 326,550
                                                         --------------------    --------------------
                                                         $            464,411    $            254,260
                                                         ====================    ====================